FEDERAL EXPRESS                                                 [LOGO]

                                                        Diagnostics Division
                                                        Bayer Corporation
                                                        P.O. Box 2009
                                                        Mishawaka, IN 46546-2009
                                                        Phone:  800 445-5901
                                                        Fax:  219 257-3717

June 17, 1997




Mr. Peter Fiscina
President and CEO
Certified Diabetic Supply
1951 J&C Boulevard
Naples, FL 34109

Dear Mr. Fiscina:

We appreciate the opportunity to respond to your request for a managed care competitive offer. This offer applies to the Participating Plans serviced by your PBM's mail order service and set forth in Exhibit B. The proposed Agreement would be effective from your date of acceptance through June 30, 2002.
This proposal supersedes our proposal of June 4, 1997.

Bayer Corporation, Diagnostics Division will provide Certified Diabetic Supply's Participating Plans up to 100,000 new blood glucose meters annually (GLUCOMETER ELITE(R), GLUCOMETER ENCORE(R), and/or GLUCOMETER(R) DEX(TM) when it is commercially available) over the term of this Agreement for its members with diabetes *.

The Bayer Corporation, Diagnostics Division program is based on a meter distribution system which enables Certified Diabetic Supply or its Participating Plans to better implement and control provision of the blood glucose monitor benefit to eligible members.

Certified Diabetic Supply or its Participating Plan certifies that the member is eligible to receive a blood glucose monitor. As an option, Certified Diabetic Supply or its Participating Plan notifies Bayer via a dedicated managed care fax line that the member is authorized to receive a meter.

--------------------

* Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.

Mr. Peter Fiscina
Certified Diabetic Supply
June 17, 1997
Page 2

Bayer, at Certified Diabetic Supply's discretion, ships directly to the member, either the GLUCOMETER ELITE(R) or GLUCOMETER ENCORE(R) meter (as directed by Certified Diabetic Supply or its Participating Plan). The package received by the patient includes the following:

                           Blood Glucose Meter
                           Check Strip
                           Carrying Case
                           Test Strips
                           Normal Control
                           Lancing Device
                           User Guide
                           Patient Record Diary
                           Instructional Video Tape
                           Meter Trade-In Mail Packaging
                           Managed Care Letter of Introduction

The warranty on the meter is effective immediately upon shipment.

The member obtains the test strips for use in the meter as is currently the policy of the Participating Plan. This is generally through a pharmacy provider, and often is concurrent with refill of prescribed therapeutic agents for treatment of diabetes.

--------------------------------------------------------------------------------
The proposed Agreement will cover the GLUCOMETER ELITE(R) and GLUCOMETER ENCORE(R) Diabetes Care System meters and GLUCOMETER ELITE(R) and GLUCOMETER ENCORE(R) Test Strips. The GLUCOMETER ELITE(R) and GLUCOMETER ENCORE(R) meters will be the preferred and only meters provided by Participating Plans for their members.
--------------------------------------------------------------------------------

If any orders are placed for blood glucose meters after *, Bayer Corporation, Diagnostics Division will offer to Certified Diabetic Supply or its Participating Plans the following:


NDC NUMBER        CODE                    PRODUCT                             PRICE
----------        ----                    -------                             -----
0193-3901-01      3901     GLUCOMETER ELITE(R)Diabetes Care  System              *
0193-5885-01      5885     GLUCOMETER ENCORE(R)Diabetes Care System              *

The Participating Plans will be invoiced monthly for meters dispensed to their patients. Payment terms will be Net 30 days.

When meters are purchased by Certified Diabetic Supply or its Participating Plans at the above pricing this is in lieu of a consumer rebate program.

------------------

* Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.

Mr. Peter Fiscina
Certified Diabetic Supply
June 17, 1997
Page 3

Bayer Corporation, Diagnostics Division will also allow Certified Diabetic Supply or its Participating Plans to file for competitive meter trade-ins. When trade-ins are returned to Bayer Corporation, Diagnostics Division, Participating Plans will be credited * for each meter traded in for a GLUCOMETER ELITE(R) and
* for each meter traded in for a GLUCOMETER ENCORE(R) through June 30, 2002. *

In 1997, Bayer Corporation, Diagnostics Division received FDA approval to market the GLUCOMETER(R) DEX(TM) Diabetes Care System. When GLUCOMETER(R) DEX(TM) becomes commercially available, Certified Diabetic Supply will have the option to substitute the GLUCOMETER(R) DEX(TM) for the GLUCOMETER ELITE(R) or add it to the existing contract. Pricing for the product will be negotiated and determined once it is commercially available.

Bayer Corporation, Diagnostics Division agrees to provide training for the healthcare staff on the GLUCOMETER ELITE(R) and GLUCOMETER ENCORE(R) Diabetes Care Systems. This training will be provided *. Bayer Corporation, Diagnostics Division will provide literature for use in educating the patients with diabetes on the use of these products. As Bayer introduces new generation meters, we will work directly with Certified Diabetic Supply or its Participating Plans to implement appropriate upgrade programs to meet your needs.

In addition to the foregoing, products listed on Exhibit A will be available to Certified Diabetic Supply under the terms of this Agreement. *

Pricing consideration for the test strips associated with the GLUCOMETER ELITE(R) and GLUCOMETER ENCORE(R) will be structured as a rebate to Certified Diabetic Supply, will be payable monthly, and will be based on Participating Plans' utilization verification provided to Bayer. Such utilization ("Data") monthly reports should be substantially similar to that set forth in Exhibit C.

PLEASE BE ADVISED THAT CERTIFIED DIABETIC SUPPLY AND/OR ANY OF ITS PARTICIPATING PLANS MAY BE OBLIGATED TO REPORT THE DISCOUNT OR OTHER REDUCTION APPLICABLE TO ANY PRODUCTS PURCHASED IN PRICE CLAIMS FOR PAYMENTS SUBMITTED TO FEDERAL OR STATE MEDICARE OR MEDICAID PROGRAMS OR OTHER PROGRAMS REQUIRING SUCH DISCLOSURE.

-------------------
* Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.

Mr. Peter Fiscina
Certified Diabetic Supply
June 17, 1997
Page 4

The products being offered as part of this proposal are intended solely for use by Certified Diabetic Supply's Participating Plans. The resale, by Certified Diabetic Supply or its Participating Plans, of product purchased at the contract price shall be grounds for termination of the Agreement. Certified Diabetic Supply agrees to inform appropriate members of its staff that the Diagnostics Division products purchased at the contract price are not for resale. The Diagnostics Division reserves the right to conduct audits, at reasonable times, of the purchasing records pertaining to this contract.

This Agreement is conditional upon Certified Diabetic Supply providing to Bayer an acceptable list of Participating Plans ("Participating Plans List"- Exhibit
B). The Participating Plans List can be submitted on a 3 1/2" floppy disk in a mutually agreeable format. If Certified Diabetic Supply requires a Participating Plan to be added to this Agreement after the date of acceptance, such requests must be made in writing thirty (30) days prior to the beginning of the next consecutive month. Upon written approval from Bayer, the Participating Plan will then be eligible for rebates.

Multiple discounts/rebates: Certified Diabetic Supply shall notify Bayer Diagnostics immediately in writing if any Participating Plan(s) has and/or enters into an agreement for pharmacy/durable medical equipment benefit management services with any affiliate or third party, including without limitation, any mail order distribution service, prescription drug program or formulary administrator, management company, or group buying organization. Certified Diabetic Supply warrants that there are no such agreements. Bayer reserves the right to terminate this Agreement, in part or in whole, upon thirty
(30) days prior written notice if Bayer discovers a breach of the warranty or any of the Participating Plans enter into an agreement with any entity other than Certified Diabetic Supply for the products subject to this Agreement. Bayer also reserves the right, at its sole option, for any reason or no reason at all, to terminate this Agreement at any time upon not less than ninety (90) days prior written notice.

We appreciate your support and promotion of Bayer Corporation, Diagnostics Division products. We look forward to receiving your signed acceptance by the close of business June 30, 1997, after which time this offer will be considered null and void. Please sign one copy of this Proposal and return it to my attention; the second copy may be retained for your files.

Mr. Peter Fiscina
Certified Diabetic Supply
June 17, 1997
Page 5

If you need additional information, please contact your Managed Care Manager, Rene Sager, at AC 407-830-7455.

Sincerely,


/s/ MARY L. BISHOP


Mary L. Bishop
Manager, Contract Administration


MLB/sr
Enclosure


ACCEPTANCE:


/s/ ILLEGIBLE
--------------------------
Authorized Signature
Certified Diabetic Supply



         6/24/97
--------------------------
Date

                                    Exhibit A

               BAYER CORPORATION, DIAGNOSTICS DIVISION PROPOSAL TO

                            CERTIFIED DIABETIC SUPPLY

            CONTRACT PERIOD: Date of Acceptance through June 30, 2002


     NDC          Product                                                 Rebate
    Number         Code              Product Name                      Basis Price        Rebate
    ------         ----              ------------                      -----------        ------
0193-3918-50       3918     GLUCOMETER ELITE(R)Test Strips, 50's            *               *
0193-2250-50       2250     GLUCOMETER ENCORE(R)Test Strips, 50's           *               *



---------------

* Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.

                                    Exhibit B

                     Bayer Corporation, Diagnostics Division

                            Participating Plans List


====================================================================================================================================
           Participating Plan Name                   Address            City           ST      Zip      Number of        Model Type*
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

*HMO, IPA, PPO, employer

Missing information (i.e. address, city, state, zip, model type) to be provided by Certified Diabetic Supply before execution of this Agreement.

                                    Exhibit C

                     Bayer Corporation, Diagnostics Division

                                     "Data"


Quarterly Report(s) Format

PBM Name:

Period ___________ to ___________


Total PBM Summary
============================================================================================================
 Product Code               Product Description                   Package Size        Total # Of Packages
============================================================================================================
3918                        Elite Test Strips                     50's
------------------------------------------------------------------------------------------------------------
2250                        Encore Test Strips                    50's
------------------------------------------------------------------------------------------------------------
                            DEX                                   50's
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------


Individual Participating Plan Summary Report
============================================================================================================
 Product Code               Product Description                   Package Size        Total # Of Packages
============================================================================================================
3918                        Elite Test Strips                     50's
------------------------------------------------------------------------------------------------------------
2250                        Encore Test Strips                    50's
------------------------------------------------------------------------------------------------------------
                            DEX                                   50's
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------


                          TERMS AND CONDITIONS OF SALE

Acceptance by Seller is expressly limited to Buyer's assent to these terms and conditions. Except to the extent expressly stated on the face side hereof, the terms and conditions stated herein constitute the entire contract between the parties and supersede in their entirety all prior written and oral agreements, understandings and representations. No additional or different terms and conditions of any prior or subsequent purchase order, acknowledgement, or other notification from the Buyer to the Seller shall be of any effect regardless of any provision to the contrary appearing thereon, and no subsequent modifications or changes shall be effective unless in writing signed by both Seller and Buyer.

Title to all products will pass to Buyer on delivery to carrier at Seller's plant regardless of any provisions for payments of freight or insurance by Seller, or of the form of shipping documents. If shipment is consigned to Seller, it shall be for the purpose of securing Buyer's obligation under this order. Risk of damage or loss following such delivery to carrier shall be on Buyer notwithstanding selection of carrier by Seller. Seller shall be in no way and to no extent liable or responsible for safe or prompt arrival of any shipments.

Seller makes the following warranties and only the following warranties:

A. The products conform to the standard of identity and quality, if any, stated on the face side hereof.

B. The products are free from defects in materials and workmanship.

C. The products as furnished to the Buyer do not infringe any unexpired United States Letters Patent covering the product itself. Seller agrees to defend and save the Buyer harmless from any liability resulting from any suit alleging such infringement: provided however, that if Buyer gives Seller prompt written notice of any patent infringement suits threatened or filed against the Buyer and shall permit the Seller, if it so elects, to defend, settle, or otherwise terminate such suit. Without liability to the Buyer, the Seller shall have the option whenever the Seller deems it necessary or expedient for the protection of its patent rights or for the avoidance of litigation to discontinue shipment of the product to the Buyer. Notwithstanding the preceding, any patent infringement arising out of the Buyer's utilization and/or embodiment of the product furnished by the Seller in combination with other products is the sole liability of the Buyer. In the event such combination is charged with infringing or is found to infringe a patent, the Buyer agrees to defend and save the Seller harmless from any liability or expense resulting therefrom. The Buyer shall give the Seller prompt written notice of any patent infringement suits threatened or filed with respect to such combination of products.

D. The Seller certifies that the products were produced in compliance with all applicable requirements of Section 5, 7 and 12 of the Fair Labor Standards Act of 1938, as amended, and of regulations and orders of the Administrator of the Wage and Hour Division issued under Section 14 thereof.

E. For the purpose of Section 333(c) of the Federal Food, Drug and Cosmetic Act, no product listed herein which falls within the scope of the Act is adulterated or misbranded, within the meaning thereof or is an article which may not, under the provisions of Section 344 or 355 of the Act, be introduced into interstate commerce.

EXCEPT AS SPECIFICALLY STATED IN THE IMMEDIATELY PRECEDING PARAGRAPH 03, SELLER MAKES NO WARRANTY OF ANY KIND, EXPRESSED OR IMPLIED.

In the event of delivery by Seller to Buyer of any of the products listed herein in damaged or defective condition or in the event of a breach of any of the warranties made by Seller hereunder, Seller's only liability to Buyer or to anyone else shall be limited to the replacement, or at its option, payment of the cost of such replacement of such damage, defective, or nonconforming product. In no event shall liability of the Seller to the Buyer or to anyone else for any bodily or property injury, loss or damage exceed Seller's net invoice price of such damaged or defective or nonconforming products. Seller shall not be liable for any indirect, special incidental or consequential damages of any nature whatsoever. Buyer agrees to indemnify Seller and hold Seller harmless against all claims, actions, proceedings, expenses, costs and liabilities asserted against the Seller by any person with respect to the sale or use of any products sold hereunder, and all loss, injury or damages resulting therefrom, expressly including, but not limited to, any claim, action, proceeding, expense, cost of liability arising out of the negligence of the Seller.

Each product shall be inspected by Buyer within five days after receipt of such product. Failure to so inspect shall constitute a waiver of Buyer's rights of inspection and shall be equivalent to acceptance of such product. If the Buyer after such inspection rejects any such product shipped pursuant to this contract, he shall fully specify all claimed defects and non-conformity in a notice of rejection sent to Seller within fifteen days after receipt of the product. The failure to specify any defect or non-conformity shall constitute a waiver of that defect or non-conformity. Materials shall not be returned to Seller without Seller's express permission.

Seller does not report, pay or collect any use tax, or similar tax which may be imposed upon the customer under the laws of the state to which shipment is to be made unless Seller shall separately state such charge to Buyer on this order and the invoice for such items. Buyer shall report and pay any sales or use taxes or similar taxes which may be imposed upon customer by reason or such order and shall hold the Seller harmless therefrom.

Orders are not assignable or transferable, in whole or in part, except with the written consent of Seller.

Stenographical, clerical, or computer errors on the face side hereof are subject to correction.

Seller shall not be liable for failure or delay in shipment of any accepted order or any part thereof by reason of shortage of materials, labor difficulties, floods, fires, government priorities, actions taken or threatened by any governmental agencies, acts of God, or other contingencies or acts not within the sole control of Seller. Seller reserves the right during the period of any shortage to allocate its available supplies among any or all of its purchasers on such basis as it may determine equitable without any liability therefore to Buyer.

Seller shall have the right to deliver any products ordered by a Buyer in separate shipments and on different dates. In the event of Seller's default in connection with any such installment delivery, Seller shall be deemed to be in default only as to the products delivered or to be delivered in such installment, and such default shall not constitute a total breach of the order as a whole nor shall it substantially impair the value of the order as a whole.

Packaging and packing is in accordance with Seller's standard practices, unless otherwise stated.

The Buyer represents and warrants to the Seller that Buyer will comply to the Export Administration Act of 1969 and the Export Control Regulations issued pursuant to said Act.

This document may or may not include a discount (or discounts) or other reduction in price to the Buyer under section 11288(b)(3)(A) of the Social Security Act 142 U.S.C. 1320a-7b(b)(3)(A). Accordingly, Buyer shall disclose this discount or other reduction in price under any state or federal program which provides cost or charged based reimbursement to the Buyer for the goods and/or services provided under this contract.